STATEMENT OF ADDITIONAL INFORMATION

ULTRA SERIES FUND
550 Science Drive
Madison, Wisconsin 53711

Supplement dated May 7, 2012 to
Statement of Additional Information dated May 1, 2012

1.	The subsection “Trustees and Officers” of the section entitled “Management of the Trust” is revised as follows:

Effective April 23, 2012, Frank E. Burgess, the founder of Madison Investment Holdings, Inc., stepped down as President and a member of the Executive Committee of the firm.  The remaining members of the Executive Committee – Kay Frank, Chief Operating Officer; Jay Sekelsky, Chief Investment Officer; and Mike Schlageter, Chief Marketing Officer – will continue to be responsible for the management of the firm and together, are responsible for the duties of the office of the President and Chief Executive.  Mr. Burgess remains a principal shareholder of Madison Investment Holdings, Inc.